 Exhibit 99.1

DELITE PRODUCTS, INC.

(A California Corporation)

Financial Statements

 DELITE PRODUCTS, INC.

(A California Corporation)

Index

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Delite Products, Inc.

We have audited the accompanying balance sheets of Delite Products, Inc. (the “Company”) as of June 30, 2013 and 2012, and the related statements of income, stockholders’ deficit, and cash flows for the years then ended. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has incurred losses from operations.  The Company requires additional funds to meet its working capital requirements.  These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in this regard are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton & Chia, LLP Newport Beach, California
June 9, 2014

DELITE PRODUCTS, INC.

BALANCE SHEETS

AS OF JUNE 30, 3013 AND 2012

	June 30,	June 30,
	2013	2012

Assets

Current assets
Cash	$ 21,218	$ 5,686
Accounts receivable, net	1,650	-
Inventory (Note 5)	19,170	22,430
Total current assets	42,038	28,116
Equipment, net	5,860	-
Total assets	$ 47,898	$ 28,116

Liabilities and Stockholders' Deficit

Current liabilities
Accounts payable and accrued expenses	$ 20,536	$ 7,673
Officers loans payable (Note 4)	67,784	38,653
Total current liabilities	88,320	46,327
Total liabilities	88,320	46,327
Stockholders' deficit
Common stock, $0.001 par value, 100,000 shares authorized, 20,000 issued and outstanding as of June 30, 2013 and June 30, 2012 (Note 3)	20	20
Additional paid in capital	1,980	1,980
Retained deficit	(42,421)	(20,211)
Total stockholders' deficit	(40,421)	(18,211)
Total liabilities and stockholders' deficit	$ 47,898	$ 28,116

The accompanying notes are an integral part of these financial statements

DELITE PRODUCTS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED JUNE 30, 2013 AND 2012

	June 30, 2013	June 30, 2012

Revenue	$ 155,091	$ 336,619
Cost of revenue	72,954	163,373
Gross profit	82,136	173,247
General and administrative expenses	102,674	214,873
Net loss from operations	(20,538)	(41,626)
Income tax provision	1,673	4,083
Net loss	$ (22,211)	$ (45,710)

Net loss per share:
Basic and diluted	$ (1.11)	$ (2.29)

Weighted average shares outstanding:
Basic and diluted	20,000	20,000

The accompanying notes are an integral part of these financial statements

DELITE PRODUCTS, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2013 AND 2012

	June 30	June 30
	2013	2012
Operating activities
Net loss	$ (22,211)	$ (45,710)
Changes in operating assets and liabilities:
Accounts Receivable	(1,650)	717
Inventory	3,260	23,807
Accounts payable and accrued expenses	12,863	4,991
Net cash used by operating activities	(7,738)	(16,195)
Investing activities
Purchase of property and equipment	(5,860)	-
Net cash used by investing activities	(5,860)	-
Financing activities
Affiliate Loans	29,130	(11,000)
Net cash provided by (used by) financing activities	29,130	(11,000)
Net change in cash	15,532	(27,195)
Cash at beginning of period	5,686	32,881
Cash at end of period	$ 21,218	$ 5,686

The accompanying notes are an integral part of these financial statements

DELITE PRODUCTS, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

			Additional	Retained
	Common Stock		Paid-In	Earnings /
	Shares	Amount	Capital	(Deficit)
Balance, July 1, 2011	20,000	$ 20	$ 1,980	$ 25,499

Net loss	-	-	-	(45,710)

Balance, June 30, 2012	20,000	$ 20	$ 1,980	$(20,211)

Net loss	-	-	-	(22,211)

Balance, June 30, 2013	20,000	$ 20	$ 1,980	$(42,421)

The accompanying notes are an integral part of these financial statements

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEARS ENDED JUNE 30, 2013 AND 2012

NOTE 1- NATURE OF OPERATIONS

Delite Products, Inc. (“Delite”, “the Company”, “us”, “we”, “our”) was incorporated in the State of California on August 14, 2008.

Delite provides a selection of brands of smokeless electronic cigarettes which are popularly known as Vaping devices as well as E-liquid and other accessories and supplies for vaping devices.  Delite markets and sells products nationally to wholesale customers and retail customers, including through its websites www.vapor-hub.com and www.smokelessdelite.com.  Products distributed by Delite include electronic cigarettes and related accessories purchased from third parties for resale as well as the Company’s own electronic cigarettes and related accessories which it designs and sources, including the Company’s popular “AR Mechanical Mods”.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles (“US GAAP”). Amounts are presented in US dollars and the Company has adopted a June 30 fiscal year end.

Going Concern

The Company’s financial statements have been presented on the basis that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  The Company’s cash balance as of June 30, 2013, along with other factors raises doubt about its ability to continue as a going concern.  The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

The Company believes it will be necessary to raise additional funds to finance its operations in the next twelve months, and intends to do so through equity financings, debt financings, or from other sources.

Use of Estimates

Financial statements prepared in accordance with U.S. GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Among other things, management makes estimates relating to the estimated depreciable lives of property and equipment, and the valuation allowance related to deferred income tax assets.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of issuance to be cash equivalents.

Concentration of Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash.  The Company places its cash with high quality banking institutions.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivable, inventory, prepaid expenses, accounts payable, accrued liabilities, and loans payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Revenue Recognition

The Company will recognize revenues when delivery of goods or completion of services has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by its customers, the fee is fixed or determinable based on the completion of stated terms and conditions, and collection of any related receivable is probable.

Inventories

Inventories consist primarily of electronic cigarettes, e-liquid, related supplies, and accessories and are stated at the lower of cost or market (net realizable value), and is determined using the first-in, first-out method (FIFO).

Equipment

Equipment consists of computer equipment, furniture, equipment, and fixtures which are at cost and are depreciated over the estimated useful lives of the related assets. Estimated useful lives are from 3 to 10 years. Much of the property and equipment was contributed by shareholder/officers. Expenditures for maintenance and repairs are charged against operations.  The straight line method of depreciation is used for financial reporting.

Net Loss Per Common Share

The Company has adopted ASC 260 “Earnings Per Share”. Basic net income per common share excludes dilution and is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted net income per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the profit of the entity.  As of June 30, 2013 and 2012 there were no common stock equivalents.

Income Taxes

The Company accounts for income taxes under the provisions of ASC Topic 740-10, Income Taxes, which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns using the liability method.  Under this method, deferred tax liabilities and assets are determined and income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes determined on the differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The Company evaluates the accounting for uncertainty in income tax recognized in its financial statements and determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit is recorded in its financial statements. Where applicable, associated interest and penalties are also recorded. The Company has not accrued for any such uncertain tax positions as of June 30, 2013 and 2012.

Recent Accounting Pronouncements

The Company has reviewed all recent accounting pronouncements issued prior to the issuance of these financial statements, and does not believe any of these pronouncements will have a material impact on the Company’s financial statements.

NOTE 3 – CAPITAL STOCK

The Company is authorized to issue 100,000 shares of common stock.  The Company had 20,000 shares of common stock issued and outstanding as of June 30, 2013 and 2012.

NOTE 4 – LOAN FROM RELATED PARTY

As of June 30, 2013 and 2012, the Company had received $67,784 and $38,653, respectively as related party loans from Kyle Winther, the Company’s COO, Lori Winther, the Company’s CFO, and Winther & Company (an entity owned by the CFO’s husband).  The loans are non-interest bearing and repayable upon demand.

NOTE 5 – INVENTORIES

As of June 30, 2013 and 2012, the Company has inventories which consist of electronic cigarettes, related accessories, and supplies in the amount of $19,170 and $22,430, respectively.

NOTE 6 – LEASE AGREEMENT

During the year ending June 30, 2013 and 2012 the Company had no lease agreements for office space rent, as their primary business operations were maintained out of home offices and inventory was handled by a third party warehousing facility.

NOTE 7 – INCOME TAX

The provision for income taxes was determined by applying the statutory federal income tax rate to net income before income taxes and is as follows for June 30, 2013 and 2012:

	2013	2012
Federal tax	$ 873	$ 1,916
State tax	$ 800	$ 2,167

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes were as follows:

	2013	2012
Statutory federal income tax rate	(34)%	(34)%
State taxes, net of federal benefit	10%	10%
Other	20%	14%
	(4)%	(10)%

NOTE 8 – LOSS PER COMMON SHARE

A summary of the net loss and shares used to compute net loss per share for the year ended June 30, 2013 and 2012 are as follows:

	2013	2012
Net loss for computation of basic and dilutive net (loss) per share	$ (22,211)	$ (45,710)
Basic and dilutive net (loss) per share	$ (1.11)	$ (2.29)
Basic and dilutive weighted average shares outstanding	20,000	20,000

NOTE 9 – SUBSEQUENT EVENTS

The Company entered into a lease agreement with S.B.P.W., LLC to lease warehouse and office space in Simi Valley, California effective August 5, 2013 which agreement was subsequently amended on February 20, 2014. The lease term extends through April 30, 2015 with a monthly lease payment of $2,035 which increases to $4,070 effective July 1, 2014.  A security deposit in the amount of $7,443 has been paid to the landlord in relation to this lease.

On February 14, 2014, the Company entered into a share exchange agreement (the “Exchange Agreement”) with Vapor Hub International, formerly DogInn, Inc. (“PubCo”), Vapor Hub Inc., a California corporation (“Vapor”) and the shareholders of Delite and Vapor.  Pursuant to the terms of the Exchange Agreement, PubCo agreed to acquire all 30,000 of the then issued and outstanding shares of Vapor’s common stock, as well as all 30,000 of the then issued and outstanding shares of Delite’s common stock in exchange for the issuance by PubCo of 38,000,001 shares of common stock to the shareholders of both companies.  On March 14, 2014, PubCo completed the acquisition of Vapor and issued all of the 38,000,001 shares of its stock to the shareholders of Vapor, who are also the shareholders of Delite.  On March 26, 2014, PubCo completed the acquisition of Delite.  As a result of the closing of the transactions contemplated by the Exchange Agreement, Vapor and Delite became PubCo’s wholly owned subsidiaries.

DELITE PRODUCTS, INC.

CONDENSED BALANCE SHEETS

AS OF MARCH 31, 2014 AND JUNE 30, 2013

	March 31,	June 30,
	2014	2013
	(Unaudited)
Assets
Current assets
Cash	$ 15,484	$ 21,218
Accounts receivable, net	8,630	1,650
Inventory (Note 5)	64,539	19,170
Prepaid expenses and other current assets	5,000	-
Total current assets	93,653	42,038
Equipment, net	25,719	5,860
Other Assets	7,443	-
Total assets	$126,815	$ 47,898

Liabilities and Stockholders' Deficit
Current liabilities
Accounts payable and accrued expenses	$ 39,645	$ 20,535
Officers loans payable (Note 4)	140,744	67,784
Total current liabilities	180,389	88,319
Total liabilities	180,389	88,319
Stockholders' deficit
Common stock, $0.001 par value, 100,000 shares authorized, 30,000 and 20,000 issued and outstanding as of March 31, 2014 and June 30, 2013, respectively	30	20
Additional paid in capital	1,970	1,980
Retained earnings	(55,574)	(42,421)
Total stockholders' deficit	(53,574)	(40,421)
Total liabilities and stockholders' deficit	$126,815	$ 47,898

These accompanying notes are an integral part of these unaudited condensed financial statements.

DELITE PRODUCTS, INC.

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED MARCH 31, 2014 AND 2013

	March 31, 2014	March 31, 2013

Revenue	$ 656,472	$ 123,191
Cost of revenue	414,602	46,070
Gross profit	241,870	77,121
General and administrative expenses	313,592	77,149
Net loss from operations	(71,722)	(28)
Other income (Note 8)	60,532	-
Net loss before taxes	(11,190)	(28)
Income tax provision	1,963	1,673
Net loss	$ (13,153)	$ (1,701)

Net loss per share:
Basic and diluted	$ (0.44)	$ (0.09)

Weighted average shares outstanding:
Basic and diluted	30,000	20,000

These accompanying notes are an integral part of these unaudited condensed financial statements.

DELITE PRODUCTS, INC.

UNAUDITED CONDENSED STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED MARCH 31, 2014 AND 2013

	March 31, 2014	March 31, 2013

Operating activities
Net loss	$ (13,153)	$ (1,701)

Changes in operating assets and liabilities:
Accounts Receivable	(6,980)	-
Inventory	(45,369)	(798)
Prepaid expenses	(5,000)	-
Accounts payable and accrued expenses	19,110	(5,010)
Net cash used by operating activities	(51,392)	(7,509)
Investing activities
Purchase of equipment	(19,859)	-
Leasehold security deposit	(7,443)	-
Net cash used by investing activities	(27,302)	-
Financing activities
Affiliate Loans	72,960	3,080
Net cash provided by financing activities	72,960	3,080
Net change in cash	(5,734)	(4,429)
Cash at beginning of period	21,218	5,686
Cash at end of period	$ 15,484	$ 1,257

These accompanying notes are an integral part of these unaudited condensed financial statements.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2014 AND 2013

NOTE 1- NATURE OF OPERATIONS

Delite Products, Inc. (“Delite”, “the Company”, “us”, “we”, “our”) was incorporated in the State of California on August 14, 2008.

Delite provides a selection of brands of smokeless electronic cigarettes which are popularly known as Vaping devices as well as E-liquid and other accessories and supplies for vaping devices.  Delite markets and sells products nationally to wholesale customers and retail customers, including through its websites www.vapor-hub.com and www.smokelessdelite.com.  Products distributed by Delite include electronic cigarettes and related accessories purchased from third parties for resale as well as the Company’s own electronic cigarettes and related accessories which it designs and sources, including the Company’s popular “AR Mechanical Mods”.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles (“US GAAP”). Amounts are presented in US dollars and the Company has adopted a June 30 fiscal year end.

Going Concern

The Company’s financial statements have been presented on the basis that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.  The Company’s cash balance as of March 31, 2014, along with other factors raises doubt about its ability to continue as a going concern.  The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

The Company believes it will be necessary to raise additional funds to finance its operations in the next twelve months, and intends to do so through equity financings, debt financings, or from other sources.

Use of Estimates

Financial statements prepared in accordance with U.S. GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Among other things, management makes estimates relating to the estimated depreciable lives of property and equipment, and the valuation allowance related to deferred income tax assets.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of issuance to be cash equivalents.

Concentration of Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash.  The Company places its cash with high quality banking institutions.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivable, inventory, prepaid expenses, accounts payable, accrued liabilities, and loans payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

Revenue Recognition

The Company will recognize revenues when delivery of goods or completion of services has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by its customers, the fee is fixed or determinable based on the completion of stated terms and conditions, and collection of any related receivable is probable.

Inventories

Inventories consist primarily of electronic cigarettes, e-liquid, related supplies, and accessories and are stated at the lower of cost or market (net realizable value), and is determined using the first-in, first-out method (FIFO).

Equipment

Equipment consists of computer equipment, furniture, equipment, and fixtures which are at cost and are depreciated over the estimated useful lives of the related assets. Estimated useful lives are from 3 to 10 years. Much of the property and equipment was contributed by shareholder/officers. Expenditures for maintenance and repairs are charged against operations.  The straight line method of depreciation is used for financial reporting.

Net Loss Per Common Share

The Company has adopted ASC 260 “Earnings Per Share”. Basic net income per common share excludes dilution and is computed by dividing net income by the weighted average number of common shares outstanding during the period. Diluted net income per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the profit of the entity.  As of March 31, 2014 and 2013, there were no common stock equivalents.

Income Taxes

The Company accounts for income taxes under the provisions of ASC Topic 740-10, Income Taxes, which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns using the liability method.  Under this method, deferred tax liabilities and assets are determined and income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes determined on the differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The Company evaluates the accounting for uncertainty in income tax recognized in its financial statements and determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit is recorded in its financial statements. Where applicable, associated interest and penalties are also recorded. The Company has not accrued for any such uncertain tax positions as of March 31, 2014 and 2013.

Recent Accounting Pronouncements

The Company has reviewed all recent accounting pronouncements issued prior to the issuance of these financial statements, and does not believe any of these pronouncements will have a material impact on the Company’s financial statements.

NOTE 3 – CAPITAL STOCK

The Company is authorized to issue 100,000 shares of common stock.  The Company had 30,000 shares of common stock issued and outstanding as of March 31, 2014 and 20,000 shares as of June 30, 2013.

On July 1, 2013 the Company issued 10,000 shares of common stock to Gary “Jake” Perlingos in exchange for his services to the Company.

On February 14, 2014, the Company entered into a share exchange agreement (the “Exchange Agreement”) with Vapor Hub International, formerly DogInn, Inc. (“PubCo”), Vapor Hub Inc., a California corporation (“Vapor”) and the shareholders of Delite and Vapor.  Pursuant to the terms of the Exchange Agreement, PubCo agreed to acquire all 30,000 of the then issued and outstanding shares of Vapor’s common stock, as well as all 30,000 of the then issued and outstanding shares of Delite’s common stock in exchange for the issuance by PubCo of 38,000,001 shares of common stock to the shareholders of both companies.  On March 14, 2014, PubCo completed the acquisition of Vapor and issued all of the 38,000,001 shares of its stock to the shareholders of Vapor, who are also the shareholders of Delite.  On March 26, 2014 PubCo completed the acquisition of Delite.  As a result of the closing of the transactions contemplated by the Exchange Agreement, Vapor and Delite became PubCo’s wholly owned subsidiaries.

NOTE 4 – LOAN FROM RELATED PARTY

As of March 31, 2014 and June 30, 2013, the Company had received $140,774 and $67,784, respectively as related party loans from Kyle Winther, the Company’s COO, Lori Winther, the Company’s CFO, and Winther & Company (an entity owned by the CFO’s husband).  The loans are non-interest bearing and repayable upon demand.

NOTE 5 – INVENTORIES

As of March 31, 2014 and June 30, 2013, the Company has inventories which consist of electronic cigarettes, related accessories, and supplies in the amount of $64,539 and $19,170, respectively.

NOTE 6 – LEASE AGREEMENT

The Company entered into a lease agreement with S.B.P.W., LLC to lease warehouse and office space in Simi Valley, California effective August 5, 2013 which agreement was subsequently amended on February 20, 2014. The lease term extends through April 30, 2015 with a monthly lease payment of $2,035 which increases to $4,070 effective July 1, 2014. The Company has a remaining commitment under this lease of $46,805 through April 30, 2015.  A security deposit in the amount of $7,443 has been paid to the landlord in relation to this lease.

NOTE 7 – INCOME TAX

The provision for income taxes was determined by applying the statutory federal income tax rate to net income before income taxes and is as follows for March 31, 2014:

Federal tax   $ 1,198

State tax       $   765

NOTE 8 – RELATED PARTIES

The Company entered into a Management Agreement with Vapor related to the provision of administrative support to Vapor.  Delite was to receive a fee of $10,000 monthly payable by Vapor.  The Agreement commenced October 1, 2013 and was scheduled to continue until terminated by agreement of the parties. The parties subsequently agreed to terminate the Management Agreement effective March 1, 2014.  The Company earned $60,532 in management fees for the nine months ended March 31, 2014 and none in 2013 relating to the agreement.

The Company sold $39,887 of product to Vapor at zero margin for the nine months ended March 31, 2014 and none for 2013.

NOTE 9 – LOSS PER COMMON SHARE

A summary of the net loss and shares used to compute net loss per share for the nine months ended March 31, 2014 and 2013 are as follows:

	March 31, 2014	March 31, 2013
Net income for computation of basic and dilutive net loss per share	$(13,153)	$(1,701)
Basic and dilutive net loss per share	$(0.44)	$(0.09)
Basic and dilutive weighted average shares outstanding	30,000	20,000

NOTE 10 – PRO-FORMA

As described in Note 3, PubCo acquired Delite pursuant to the Exchange Agreement on March 26, 2014. This transaction was treated as a business acquisition. Since Vapor, the accounting acquirer in the exchange transaction, has an inception date of July 12, 2013, which is after the Company’s year ended June 30, 2013, pro-forma results as of and for the year ended June 30, 2013 are not being presented.

Below is a summarized presentation of unaudited pro-forma results of the balance sheet and operations with PubCo and the Company as of and for the nine months ended March 31, 2014:

	Delite as of March 31, 2014	Vapor as of March 31, 2014	Pro-Forma Adjustments	Pro-Forma Consolidated
Cash	$ 15,484	$ 190,759	$ -	$ 206,243
Accounts receivable, net	8,630	-	(1,760)	6,870
Inventory	64,539	58,792	-	123,331
Prepaid expense and other assets	5,000	2,214	-	7,214
Total current assets	93,653	251,765	(1,760)	343,658
Equipment, net	25,719	16,857	-	42,576
Other assets	7,443	3,039	-	10,482
Total assets	$ 126,815	$ 271,661	$ (1,760)	$ 396,716

Accounts payable and accrued expense	$ 39,645	$ 18,475	$ (1,760)	$ 56,360
Income taxes payable	-	6,702	-	6,702
Officers’ loans payable	140,744	2,593	-	143,337
Total current liabilities	180,389	27,770	(1,760)	206,399
Long term liabilities
Note payable	-	185,000	-	185,000
Total liabilities	180,389	212,770	(1,760)	391,399

Common Stock	30	68,060	(30)	68,060
Additional paid in capital	1,970	(3,383)	(57,544)	(58,957)
Retained earnings	(55,574)	(3,786)	55,574	(3,786)
Total stockholders’ equity	(53,574)	60,891	(2,000)	5,317
Total liabilities and stockholders' equity	$ 126,815	$ 273,661	$ (3,760)	$ 396,716

	Delite for nine months ended March 31, 2014	Vapor From Inception (July 12, 2013) to March 31, 2014	Pro-Forma Adjustments	Pro-Forma Consolidated
Revenue	$ 656,472	$ 371,251	$ (163,887)	$ 863,835
Cost of revenue	414,602	176,542	(163,887)	427,257
Gross profit	241,870	194,709	-	436,579
General and administrative expense	313,592	210,902	(60,533)	463,961
Other income	60,532	30,000	(60,532)	30,000
Income tax provision	1,963	6,702	-	8,665
Net income (loss)	$ (13,153)	$ 7,105	$ -	$ (6,048)